UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2025

ROTH CH ACQUISITION CO.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2340 Collins Avenue; Suite 402

Miami Beach, FL 33139

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (949) 720-7133

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	USCT	None
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on January 28, 2025, Roth CH Acquisition Co., a Cayman Islands exempted company (the “Parent”), entered into that certain Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among the Parent, Roth CH Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (the “Domestication Sub”), Roth CH Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of the Parent (“Merger Sub”), and SharonAI Inc., a Delaware corporation (the “Company”). Capitalized terms used but not defined herein shall have the meaning given to them in the Business Combination Agreement.

On October 14, 2025, the parties to the Business Combination Agreement entered into an Amendment (the “Amendment”) to the Business Combination Agreement, pursuant to which the Outside Date was extended to December 31, 2025.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between the Parent and the Company. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. the Parent has filed a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of the Parent, referred to as a “proxy statement/prospectus.” A proxy statement/prospectus will be sent to all the Parent stockholders. the Parent also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of the Parent are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Parent through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of the closing of the Business Combination, achievement of the conditions necessary for the closing of the Business Combination, other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of the Parent’s and the Company’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Parent and the Company. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the Business Combination, if not obtained; the failure to realize the anticipated benefits of the Business Combination; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of the Parent prior to the Business Combination, and the Company following the Business Combination; costs related to the Business Combination; the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination Agreement by the stockholders of the Parent; the risk that the Business Combination may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the outcome of any legal proceedings that may be instituted against the Parent or the Company related to the Business Combination, expiration of, or failure to extend, the period of time the Parent is afforded under its organizational documents and the final prospectus of the Parent to consummate the initial business combination with the Company; the attraction and retention of qualified directors, officers, employees and key personnel of the Parent and the Company prior to the Business Combination, and the Company following the Business Combination; the ability of the Company to compete effectively in a highly competitive market; the ability to protect and enhance the Company’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Company’s industry; and, the uncertain effects of the COVID-19 pandemic; future financial performance of the Company following the Business Combination; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Company to generate sufficient revenue from each of its revenue streams; the ability of the Company to protect its intellectual property from competitors; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of the Parent filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Parent nor the Company presently know, or that the Parent and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Parent and the Company’s current expectations, plans and forecasts of future events and views as of the date hereof. Nothing in this Current Report on Form 8-K and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of the Parent and the Company described above. the Parent and the Company anticipate that subsequent events and developments will cause their assessments to change. However, while the Parent and the Company may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the Parent or the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

The Parent and the Company and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Parent’s stockholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of the Parent and information regarding their interests in the Business Combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the second paragraph under the above section entitled “Important Information for Investors and Stockholders.”

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Amendment to Business Combination Agreement dated as of October 14,2025

Exhibit 104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROTH CH ACQUISITION CO.

	By:	/s/ Byron Roth
		Name:	Byron Roth
		Title:	Co-Chief Executive Officer

Dated: October 20, 2025

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